                                                                      EXHIBIT 32

                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Kenneth P. Manning
                                            -----------------------------------
                                            Name:    Kenneth P. Manning
                                            Title:   Chairman, President &
                                                     Chief Executive Officer
                                            Date: November 13, 2003

                                                                      EXHIBIT 32


                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Richard F. Hobbs
                                            ------------------------------------
                                            Name: Richard F. Hobbs
                                            Title:  Vice President, Chief
                                                    Financial Officer
                                                    & Treasurer
                                            Date: November 13, 2003




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